UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

CHORD ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Chord Energy Corporation (the “Company”) on July 7, 2022 (the “Original Form 8-K”), on July 1, 2022, the Company completed a “merger of equals” with Whiting Petroleum Corporation, a Delaware corporation (“Whiting”), pursuant to the terms of that certain Agreement and Plan of Merger, dated March 7, 2022 (the “Merger Agreement”), by and among the Company, Whiting, Ohm Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and New Ohm LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“LLC Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Whiting, with Whiting surviving the merger as a wholly owned subsidiary of the Company (the “Company Merger”). Immediately following the Company Merger, Whiting merged with and into LLC Sub, with LLC Sub continuing as the surviving entity as a wholly owned subsidiary of the Company (the “LLC Sub Merger” and together with the Company Merger, the “Merger”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the historical and pro forma financial statements described in Item 9.01 below. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Merger.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

•

Unaudited condensed consolidated financial statements of Whiting as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021, and the related notes to the condensed consolidated financial statements, attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated combined financial information of the Company, attached as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the year ended December 31, 2022; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations.

(d) Exhibits

Exhibit Number	Description

99.1	Historical unaudited condensed consolidated financial statements of Whiting Petroleum Corporation as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022 and 2021.

99.2	Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHORD ENERGY CORPORATION

Date: May 8, 2023

	By:	/s/ Michael H. Lou
Michael H. Lou
Executive Vice President and Chief Financial Officer

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